UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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ENZON PHARMACEUTICALS, INC.
(Name of Registrant as Specified in its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Explanatory Statement

     Enzon Pharmaceuticals, Inc. (the "Company") recently became aware of an inadvertent error in the Director Compensation Table, appearing on page 10 of the Company's 2010 Proxy Statement, and in the Summary Compensation Table, appearing on pages 28 and 29 of the 2010 Proxy Statement (collectively, the "Compensation Tables"). The "Stock Awards" and "Option Awards" columns of each of the Compensation Tables provide the dollar amount recognized for financial statement accounting purposes, as was required under Items 402(c)(2)(v) and 402(c)(2)(vi) of Regulation S-K, as these rules were in effect for the Company's Proxy Statement in connection with its 2009 Annual Meeting of Stockholders. This supplemental filing is being made in order to amend and restate both of the Compensation Tables, in each case, to provide the grant date fair value information for the Stock Awards and Option Awards granted during the fiscal year ended December 31, 2009 (and, with respect to the Summary Compensation Table, the fiscal years ended December 31, 2008 and December 31, 2007), as required under Items 402(c)(2)(v) and 402(c)(2)(vi) of Regulation S-K as currently in effect.

     Except as described above, no other changes have been made to the 2010 Proxy Statement. This supplemental information should be read in conjunction with the 2010 Proxy Statement.

Director Compensation Table

     The Director Compensation Table appearing on page 10 of the 2010 Proxy Statement is hereby amended and replaced in its entirety with the following table and accompanying footnotes. No changes have been made in the footnotes.

DIRECTOR COMPENSATION FOR FISCAL YEAR ENDED DECEMBER 31, 2009
	Fees Earned or	Stock Awards	Option Awards
Name	Paid in Cash ($)	($)(1)(2)	($)(1)(3)	Total ($)
Goran Ando, M.D.(4)	40,098	—	75,005	115,103
Rolf A. Classon	79,451	—	75,005	154,456
Alexander J. Denner(5)	36,766	75,006	74,998	186,770
John Geltosky(6)	19,753	—	75,005	94,758
Robert LeBuhn	79,000	—	75,005	154,005
Harold J. Levy(7)	—	—	—	—
Victor P. Micati	76,000	—	75,005	151,005
Richard C. Mulligan(5)	37,766	75,006	74,998	187,770
Phillip Renfro(6)	28,434	—	75,005	103,439
Robert C. Salisbury	89,000	—	75,005	164,005
______________
(1)

Dollar value of stock awards and option awards shown in this table is the aggregate grant date fair value of such awards calculated in accordance with FASB ASC Topic 718. Assumptions used in the calculations are included in Company's audited financial statements for the year ended December 31, 2009 included in the Company's Annual Report on Form 10-K for the year ended December 31, 2009.

(2)

As of December 31, 2009, each of the directors listed above (other than Dr. Ando, Dr. Geltosky and Mr. Renfro, who were not serving as directors at the end of 2009) held the following aggregate number of outstanding unvested shares of restricted Common Stock and restricted stock units: Mr. Classon: 10,118; Dr. Denner: 10,432; Mr. LeBuhn: 10,118; Mr. Levy: 0; Mr. Micati: 10,118; Professor Mulligan: 10,432; and Mr. Salisbury: 10,118.

(3)

As of December 31, 2009, each of the directors listed above (other than Dr. Ando, Dr. Geltosky and Mr. Renfro, who were not serving as directors at the end of 2009) held the following number of outstanding options: Mr. Classon: 139,680; Dr. Denner: 25,889; Mr. LeBuhn: 129,680; Mr. Levy: 0; Mr. Micati: 119,680; Professor Mulligan: 25,889; and Mr. Salisbury: 104,680.

(4)	Dr. Ando resigned from the Board on August 3, 2009.

(5)	Dr. Denner and Professor Mulligan were elected as directors at the 2009 Annual Meeting of Stockholders on May 21, 2009.

(6)	Dr. Geltosky and Mr. Renfro did not stand for re-election as directors at the 2009 Annual Meeting of Stockholders, and their service on the Board ended on May 21, 2009.

(7)	Mr. Levy was appointed as a director on July 23, 2009. Mr. Levy has waived all cash and equity compensation to which he is entitled in connection with his service on the Board.

Summary Compensation Table

     The Summary Compensation Table appearing on pages 28 and 29 of the 2010 Proxy Statement is hereby amended and replaced in its entirety with the following table and accompanying footnotes. No changes have been made in the footnotes.

					Non-Equity
			Stock	Option	Incentive Plan	All Other
Name and Principal		Salary	Awards	Awards	Compensation	Compensation
Position	Year	($)	($)(4)	($)(4)	($)(5)	($)(6)	Total ($)
Jeffrey H. Buchalter,	2009	855,000	—	—	375,000	98,267	1,328,268
President and Chief	2008	853,271	1,864,000	—	1,111,500	178,974	4,007,746
Executive Officer(1)	2007	773,558	859,000	3,070,455	1,162,500	208,495	6,074,008
Craig A. Tooman,	2009	505,000	—	—	137,500	38,055	680,555
Executive Vice President,	2008	501,286	512,600	—	400,000	92,992	1,506,878
Finance and Chief	2007	439,231	214,750	1,083,690	425,000	125,873	2,288,544
Financial Officer
Ivan D. Horak, M.D.,	2009	533,663	—	—	162,500	34,028	730,191
Executive Vice President,	2008	532,857	512,600	—	320,000	38,872	1,404,329
Research and Development	2007	498,293	214,750	1,083,690	350,000	26,235	2,172,968
and Chief Scientific
Officer(2)
Ralph del Campo,	2009	412,885	—	—	125,000	37,828	575,714
Executive Vice President,	2008	412,263	512,600	—	320,000	33,184	1,278,046
Technical Operations(3)	2007	385,522	214,750	1,083,690	250,000	19,588	1,953,550
Paul S. Davit,	2009	349,830	—	—	75,000	17,730	442,560
Executive Vice President,	2008	349,520	93,200	—	140,000	18,942	601,661
Human Resources	2007	336,156	—	361,230	140,000	15,618	853,004

(1)	Mr. Buchalter resigned from his position as President and Chief Executive Officer and a director of the Company effective February 22, 2010.

(2)	Dr. Horak was appointed as President of Research and Development of the Company effective February 22, 2010.

(3)	Mr. del Campo was appointed as Chief Operating Officer and Principal Executive Officer of the Company effective February 22, 2010.

(4)

Dollar value of stock awards and option awards shown in this table is the aggregate grant date fair value of such awards calculated in accordance with FASB ASC Topic 718. Assumptions used in the calculations are included in the Company's audited financial statements for the year ended December 31, 2009.

(5)	Includes cash bonus payments.

(6)	All Other Compensation for the years ended December 31, 2009, 2008 and 2007 includes:

For Mr. Buchalter, matching contribution to executive deferred compensation plan of $53,474, $53,573 and $46,957 for 2009, 2008 and 2007, respectively, matching contribution to 401(k) plan of $7,350, $6,900 and $6,750 for 2009, 2008 and 2007, respectively, tax preparation and financial planning fees of $10,000, $41,268 and $19,631 for 2009, 2008 and 2007, respectively, premium for life and disability insurance of $15,000, $21,923 and $23,510 for 2009, 2008 and 2007, respectively, use of company leased aircraft of $12,443, $23,261 and $0 for 2009, 2008 and 2007, respectively, use of company automobile and driver of $0, $4,011 and $3,570 for 2009, 2008 and 2007 respectively, home security of $70,806 for 2007, and tax make-whole payments of $0, $28,038 and $37,271 for 2009, 2008 and 2007, respectively.

For Mr. Tooman, matching contribution to executive deferred compensation plan of $19,800, $21,250 and $17,427 for 2009, 2008 and 2007, respectively, matching contribution to 401(k) plan of $7,350, $6,900 and $6,750 for 2009, 2008 and 2007, respectively, discount to market price for purchases under Employee Stock Purchase Plan of $2,088, $9,076 and $4,855 for 2009, 2008 and 2007, respectively, tax preparation and financial planning fees of $7,500, $34,308 and $22,272 for 2009, 2008 and 2007, respectively, home security of $72,910 and $132,350 for 2007 and 2006, respectively, and tax make-whole payments of $0, $21,458 and $1,659 for 2009, 2008 and 2007, respectively.

For Dr. Horak, matching contribution to executive deferred compensation plan of $19,101, $19,891 and $16,199 for 2009, 2008 and 2007, respectively, matching contribution to 401(k) plan of $7,350, $6,900 and $5,181 for 2009, 2008 and 2007, respectively, discount to market price for purchases under Employee Stock Purchase Plan of $0, $1,903 and $4,855 for 2009, 2008 and 2007, respectively, tax preparation and financial planning fees of $7,577 and $7,450 for 2009 and 2008, respectively and tax make-whole payments of $0 and $2,728 for 2009 and 2008, respectively.

For Mr. del Campo, matching contribution to executive deferred compensation plan of $14,637, $12,137 and $0 for 2009, 2008 and 2007, respectively, matching contribution to 401(k) plan of $7,350, $6,900 and $5,729 for 2009, 2008 and 2007, respectively, discount to market price for purchases under Employee Stock Purchase Plan of $8,341, $4,193 and $3,020 for 2009, 2008 and 2007, respectively, tax preparation and financial planning fees of $7,500, $7,800 and $7,500 for 2009, 2008 and 2007, respectively, and tax make-whole payments of $0, $2,154 and $3,339 for 2009, 2008 and 2007, respectively.

For Mr. Davit, matching contribution to executive deferred compensation plan of $7,578, $7,786 and $6,235 for 2009, 2008 and 2007, respectively, matching contribution to 401(k) plan of $7,350, $6,900 and $6,750 for 2009, 2008 and 2007, respectively, and discount to market price for purchases under Employee Stock Purchase Plan of $2,802, $4,256 and $2,633 for 2009, 2008 and 2007, respectively.